Exhibit 99.1

Telos Corporation Reports First Quarter 2021 Results
-	Revenue Increases 43% Year-Over-Year to $55.8 Million
-	Gross Profit Increases to $14.4 Million
-	Company Reaffirms Full Year 2021 Guidance

Ashburn, Va. – May 17, 2021 – Telos® Corporation (NASDAQ: TLS), a leading provider of cyber, cloud and enterprise security solutions for the world’s most security-conscious organizations, today announced financial results for the first quarter 2021.

“I am extremely proud of our team and execution this quarter – delivering 43% year-over-year revenue growth and continuing to win meaningful contracts and exceeding our prior guidance, giving us even greater confidence for the full year,” said John B. Wood, CEO and chairman of Telos.  “We surpassed our expectations on both the top and bottom line as we were able to execute on our customers’ request to accelerate deliveries expected in the second quarter into the first quarter. Our exceptional results continue to be driven by strong demand for our advanced security solutions, recent long-term contract wins and our growing sales channel.  We are very well positioned to continue to execute as a leading, world class organization in the cyber, cloud and enterprise security market.”

First Quarter 2021 Financial Highlights
•	Revenue: Total revenue increased 43% to $55.8 million, compared to $39.0 million in the first quarter of 2020.
•	Gross Profit: Gross profit increased to $14.4 million, compared to $12.3 million in the first quarter of 2020.
•	GAAP Net Income (Loss): Net loss was $(14.8) million, compared to $(2.2) million in the first quarter of 2020.
•	Adjusted Net Income (Loss): Adjusted Net Loss was $(0.05) million compared to $(2.3) million in the first quarter of 2020.
•	Enterprise EBITDA: Enterprise EBITDA was $(12.1) million, compared to $1.8 million in the first quarter of 2020.
•	Adjusted EBITDA: Adjusted EBITDA was $1.5 million, compared to $1.8 million in the first quarter of 2020.
•	GAAP Net loss per share attributable to Telos Corporation, diluted: $(0.23).
•	Adjusted EPS: Adjusted EPS was $(0.00) per share, compared to $(0.06) per share in the first quarter of 2020.
•	Weighted-average shares of common stock outstanding: 64.6 million.

Enterprise EBITDA, Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted EPS are non-GAAP financial measures. Refer to “Non-GAAP Financial Measures” below.

Selected First Quarter and Recent 2021 Business Highlights:
•	Microsoft expanded their Xacta® deployment to support all Microsoft Azure U.S. Government cloud instances, including Azure Government, Azure Government Secret and Azure Government Top Secret.
•
Telos continued building its leadership team, with industry veteran Troy M. Bertram joining as a vice president to lead global enterprise sales teams across state and local governments, education, regulated industries and commercial business verticals.

•
The City of Philadelphia and the City of Charlotte contracted with Telos to provide Transportation Security Administration (TSA)-approved Designated Aviation Channeling (DAC) services for processing worker background checks at Philadelphia International Airport (PHL) and Charlotte Douglas International Airport (CLT).

•	Zscaler selected Telos’ enterprise cyber risk management framework Xacta, for management and automation of FedRAMP and Department of Defense (DoD) authorizations.
•	Telos announced a strategic partnership with Johnson Controls, to integrate the Telos Ghost® solution into Johnson Controls OpenBlue Cloudvue Gateway.
•	Telos launched Xacta.io 1.5, the latest version of its cyber risk and compliance analytics platform, offering full vulnerability and asset management support for AWS cloud resources.
•
Telos announced the release of its cyber supply chain risk management (SCRM) offering, Xacta SCRM, to help organizations understand the security risks and compliance gaps within their supply chain, allow them to prioritize and manage remediation efforts, verify due-care via a robust body of evidence and automated reporting, and continuously manage supply chain risk over time.

•	Telos announced that the Social Security Administration (SSA) has exercised the first option year on the contract, including options, for its Xacta solution.

“On April 6, we completed a follow-on offering of 9.1 million shares of common stock, resulting in net proceeds to Telos of $64.5 million, further strengthening our balance sheet and allowing us to continue to invest in our salesforce and growth opportunities,” said Michele Nakazawa, CFO, Telos.

Financial Outlook
Based on information available as of May 17, 2021, the Company is reaffirming the following guidance:

Full year 2021
•	Revenue in the range of $283 million to $295 million, an improvement of 57% to 64% compared to 2020.
•	Adjusted EBITDA in the range of $33 million to $36 million, an improvement of 190% to 216% compared to 2020.

This guidance consists of forward-looking statements and actual results may differ materially. Refer to the Forward-Looking Statements section below for information on the factors that could cause the Company’s actual results to differ materially from these forward-looking statements. Adjusted EBITDA is a non-GAAP financial measure. The Company has not provided the most directly comparable GAAP measure to this forward-looking non-GAAP financial measure because certain items are out of the Company’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.

Conference Call Information
Telos will host a conference call and live webcast to discuss its fourth quarter and full year 2020 financial results at 4:30 p.m. Eastern Time today, May 17, 2021. To access the conference call, dial (833) 540-1172 for the U.S. or Canada, or (409) 217-8402 for international calls and provide conference ID 5159718. The webcast will be available live on the Investors section of the Company’s website at www.investors.telos.com. In addition, an archived webcast will be available approximately two hours after the conclusion of the live event.

Forward-Looking Statements
This press release contains forward-looking statements which are made under the safe harbor provisions of the federal securities laws. These statements are based on the Company’s management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to them. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the U.S. Securities and Exchange Commission (SEC), including their Annual Report on Form 10-K for the year ended December 31, 2020 and their Report on Form 10-Q for the quarter ended March 31, 2021, as well as future filings and reports by the Company, copies of which are available at www.investors.telos.com and on the SEC’s website at www.sec.gov.

Although the Company bases these forward-looking statements on assumptions that they believe are reasonable when made, they caution the reader that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. Given these risks, uncertainties and other factors, many of which are beyond their control, the Company cautions the reader not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date of such statement and, except as required by law, the Company undertakes no obligation to update any forward-looking statement publicly, or to revise any forward-looking statement to reflect events or developments occurring after the date of the statement, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.

Non-GAAP Financial Measures
In addition to its results determined in accordance with GAAP, the Company believes the non-GAAP financial measures of Enterprise EBITDA, Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted EPS are useful in evaluating its operating performance. The Company believes that this non-GAAP financial information, when taken collectively with the Company’s GAAP results, may be helpful to readers of its financial statements because that information provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation is provided below for each of these non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP.

The Company uses these non-GAAP financial measures to understand and evaluate its core operating performance and trends, to prepare and approve its annual budget, to develop short-term and long-term operating plans, and to evaluate the performance of certain management personnel when determining incentive compensation. The Company believes these non-GAAP financial measures facilitate comparison of its operating performance on a consistent basis between periods by excluding certain items that may, or could, have a disproportionate positive or negative impact on its results of operations in any particular period. When viewed in combination with the Company’s results prepared in accordance with GAAP, these non-GAAP financial measures help provide a broader picture of factors and trends affecting the Company’s results of operations.

Enterprise EBITDA, Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted EPS are supplemental measures of operating performance that are not made under GAAP and do not represent, and should not be considered as, an alternative to net income (loss) or earnings per share as determined by GAAP. The Company defines Enterprise EBITDA as net income (loss) attributable to Telos Corporation, adjusted for net income attributable to non-controlling interest, non-operating (expense) income, interest expense, (benefit) provision for income taxes, and depreciation and amortization. The Company defines Adjusted EBITDA as Enterprise EBITDA, adjusted for stock-based compensation expense, the gain realized on redemption of the public preferred stock upon the closing of the initial public offering, the losses realized on the extinguishment of senior term loan and subordinated debt upon the closing of the initial public offering, bonuses paid as a result of the closing of the initial public offering, and other expenses related to the initial public offering. The Company defines Adjusted Net Income (Loss) as net income (loss) attributable to Telos Corporation, adjusted for non-operating expense (income) and stock-based compensation expense. The Company defines Adjusted EPS as Adjusted Net Income (Loss) divided by the weighted-average number of common shares outstanding for the period.

Each of Enterprise EBITDA, Adjusted EBITDA, Adjusted Net Income (Loss), and Adjusted EPS has limitations as an analytical tool, and the reader should not consider it in isolation, or as a substitute for analysis of the Company’s results as reported under GAAP. Among other limitations, each of Enterprise EBITDA, Adjusted EBITDA, Adjusted Net Income (Loss), and Adjusted EPS does not reflect the Company’s cash expenditures, or future requirements for capital expenditures, or contractual commitments, does not reflect the impact of certain cash charges resulting from matters the Company considers not to be indicative of its ongoing operations, and does not reflect income tax expense or benefit. Other companies in the Company’s industry may calculate Adjusted EBITDA, Adjusted Net Income (Loss), and Adjusted EPS differently than the Company does, which limits its usefulness as a comparative measure. Because of these limitations, each of Enterprise EBITDA, Adjusted EBITDA, Adjusted Net Income (Loss), and Adjusted EPS should not be considered as a replacement for net income (loss) or earnings per share, as determined by GAAP, or as a measure of the Company’s profitability. The Company compensates for these limitations by relying primarily on its GAAP results and using non-GAAP measures only for supplemental purposes.

About Telos Corporation

Telos Corporation (NASDAQ: TLS) empowers and protects the world’s most security-conscious organizations with solutions for continuous security assurance of individuals, systems, and information. Telos’ offerings include cybersecurity solutions for IT risk management and information security; cloud security solutions to protect cloud-based assets and enable continuous compliance with industry and government security standards; and enterprise security solutions for identity and access management, secure mobility, organizational messaging, and network management and defense. The company serves military, intelligence and civilian agencies of the federal government, allied nations and commercial organizations around the world.
Media:
Mia Wilcox
media@telos.com
(610) 564-6773
Investors:
Brinlea Johnson
The Blueshirt Group on behalf of Telos Corporation
brinlea@blueshirtgroup.com
(415) 269-2645

TELOS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(amounts in thousands)

	Three Months Ended March 31,
	2021	2020
Revenue
Services	$52,058	$34,558
Products	3,699	4,422
	55,757	38,980
Costs and expenses
Cost of sales – Services (including $737 stock-based compensation expense)	39,602	24,865
Cost of sales – Products	1,798	1,873
	41,400	26,738
Selling, general and administrative expenses
Sales and marketing (including $1,547 stock-based compensation expense)	3,826	1,592
Research and development (including $461 stock-based compensation expense)	4,061	3,657
General and administrative (including $10,925 stock-based compensation expense)	19,964	6,590
	27,851	11,839
Operating (loss) income	(13,494)	403
Other income (expenses)
Other (expense) income	(1,054)	8
Interest expense	(196)	(2,017)
Loss before income taxes	(14,744)	(1,606)
(Provision for) benefit from income taxes	(34)	146
Net loss	(14,778)	(1,460)
Less: Net income attributable to non-controlling interest	----	(784)
Net loss attributable to Telos Corporation	$(14,778)	$(2,244)
Net loss per share attributable to Telos Corporation, basic	$(0.23)	$(0.06)
Net loss per share attributable to Telos Corporation, diluted	$(0.23)	$(0.06)
Weighted-average shares of common stock outstanding, basic	64,625	38,073
Weighted-average shares of common stock outstanding, diluted	64,625	38,073

TELOS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
 (amounts in thousands)

	March 31, 2021	December 31, 2020
ASSETS	(Unaudited)
Current assets
Cash and cash equivalents	$93,761	$106,045
Accounts receivable, net of reserve of $313 and $308, respectively	52,563	30,913
Inventories, net of obsolescence reserve of $852 and $851, respectively	1,887	3,311
Prepaid expenses	3,985	3,059
Deferred program expenses	192	5
Other current assets	778	781
Total current assets	153,166	144,114
Property and equipment, including capitalized software development costs, net of accumulated depreciation of $37,948 and $36,891, respectively	23,863	22,397
Operating lease right-of-use assets	1,305	1,464
Goodwill	14,916	14,916
Other assets	990	926
Total assets	$194,240	$183,817

TELOS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
 (amounts in thousands)

	March 31, 2021	December 31, 2020
LIABILITIES AND STOCKHOLDERS’ EQUITY	(Unaudited)
Current liabilities
Accounts payable and other accrued liabilities	$31,765	$20,899
Accrued compensation and benefits	7,261	8,474
Contract liabilities	6,751	5,654
Finance lease obligations – short-term	1,368	1,339
Operating lease obligations – short-term	660	677
Other current liabilities	3,188	1,903
Total current liabilities	50,993	38,946

Finance lease obligations – long-term	13,951	14,301
Operating lease liabilities – long-term	788	941
Deferred income taxes	661	652
Other liabilities	1,883	1,873
Total liabilities	68,276	56,713

Commitments and contingencies

Stockholders’ equity
Common stock	103	103
Additional paid-in capital	284,470	270,800
Accumulated other comprehensive income	12	44
Accumulated deficit	(158,621)	(143,843)
Total stockholders’ equity	125,964	127,104
Total liabilities and stockholders’ equity	$194,240	$183,817

TELOS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(amounts in thousands)

	Three Months Ended March 31,
	2021	2020
Operating activities:
Net loss	$(14,778)	$(1,460)
Adjustments to reconcile net loss to cash (used in) provided by operating activities:
Stock-based compensation	13,670	----
Dividends from preferred stock recorded as interest expense	----	956
Depreciation and amortization	1,360	1,389
Amortization of debt issuance costs	----	235
Deferred income tax provision	9	10
Other noncash items	5	(1)
Changes in other operating assets and liabilities	(9,584)	614
Cash (used in) provided by operating activities	(9,318)	1,743

Investing activities:
Capitalized software development costs	(2,165)	(1,507)
Purchases of property and equipment	(480)	(210)
Cash used in investing activities	(2,645)	(1,717)

Financing activities:
Payments under finance lease obligations	(321)	(294)
Amendment fee paid to lender	----	(100)
Cash used in financing activities	(321)	(394)

Decrease in cash and cash equivalents	(12,284)	(368)
Cash and cash equivalents, beginning of period	106,045	6,751

Cash and cash equivalents, end of period	$93,761	$6,383

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$196	$739

Enterprise EBITDA and Adjusted EBITDA (Unaudited)	Three Months Ended March 31,
	2021	2020
Net (loss) income attributable to Telos Corporation	$(14,778)	$(2,244)
Adjustments:
Net income attributable to non-controlling interest	----	784
Non-operating expense (income)	1,054	(8)
Interest expense	196	2,017
Provision for (benefit from) income taxes	34	(146)
Depreciation and amortization	1,360	1,389
Enterprise EBITDA	(12,134)	1,792
Stock-based compensation expense	13,670	----
Adjusted EBITDA	$1,536	$1,792

	Three Months Ended March 31, 2021		Three Months Ended March 31, 2020
Adjusted Net Loss and Adjusted EPS (Unaudited)	Net Loss Attributable to Telos Corporation	Diluted Earnings Per Share	Net Loss Attributable to Telos Corporation	Diluted Earnings Per Share
	(in thousands)		(in thousands)
Reported GAAP measure	$(14,778)	$(0.23)	$(2,244)	$(0.06)
Adjustments:
Non-operating expense (income)	1,054	0.02	(8)	----
Stock-based compensation expense	13,670	0.21	----	----
Adjusted non-GAAP measure	$(54)	$0.00	$(2,252)	$(0.06)
Weighted-average shares of common stock outstanding	64,625		38,073